                                   EXHIBIT 21

                              LIST OF SUBSIDIARIES

                                                                                           PERCENTAGE
                                                                      STATE OR             OF VOTING
                                                                   JURISDICTION OF         SECURITIES
                   NAME                                             INCORPORATION            OWNED
                   ----                                            ---------------         ----------
Al Wasl Marine Limited  . . . . . . . . . . .                      Dubai                         49%
Antilles Marine Service Limited . . . . . . .                      Trinidad & Tobago             50%
Asie Zapata Marine Service Sdn. Bhd . . . . .                      Malaysia                      49%
BESSA Cash Backed PLC . . . . . . . . . . . .                      United Kingdom               100%
BESSA Cash Backed II PLC  . . . . . . . . . .                      United Kingdom               100%
BESSA Cash Backed III PLC . . . . . . . . . .                      United Kingdom               100%
Compania Maritima de Magallanes Limitada. . .                      Chile                        100%
Equipo Mara, C.A. . . . . . . . . . . . . . .                      Venezuela                     19.9%
Equipo Zulia, C.A.  . . . . . . . . . . . . .                      Venezuela                    100%
Gulf Fleet Abu Dhabi  . . . . . . . . . . . .                      Abu Dhabi                     49%
Gulf Fleet Middle East, Inc.. . . . . . . . .                      Panama                       100%
Gulf Fleet NV . . . . . . . . . . . . . . . .                      Netherlands Antilles         100%
Gulf Fleet Supply Vessels, Inc. . . . . . . .                      Louisiana                    100%
Hilliard Oil & Gas, Inc.. . . . . . . . . . .                      Nevada                       100%
Hornbeck Shipping Limited . . . . . . . . . .                      Isle of Man                  100%
Hornbeck Support Ships Limited. . . . . . . .                      Isle of Man                  100%
Jackson Marine Corporation  . . . . . . . . .                      Delaware                     100%
Jackson Marine, S.A.  . . . . . . . . . . . .                      Panama                       100%
Jackson Marine Shipping Limited . . . . . . .                      United Kingdom               100%
Java Boat Corporation . . . . . . . . . . . .                      Louisiana                    100%
Lamnalco Tidewater Marine Service Limited . .                      Vanuatu                       50%
Marine Transportation Services
  Sea-Barge Group, Inc. . . . . . . . . . . .                      Delaware                      60%
Maritide Offshore Oil Services
  Company S.A.E.  . . . . . . . . . . . . . .                      Egypt                         49%
Mashhor Marine Sdn. Bhd.. . . . . . . . . . .                      Brunei                        70%
Matchmobile Limited . . . . . . . . . . . . .                      United Kingdom               100%
Mightmethod Limited . . . . . . . . . . . . .                      United Kingdom               100%
Neatern Limited . . . . . . . . . . . . . . .                      United Kingdom               100%
Nelson Navigation Limited . . . . . . . . . .                      Isle of Man                  100%
Nuigini Energy Services (unincorporated). . .                      New Guinea                    50%
Offshore Fleet International Incorporated . .                      Panama                       100%
Offshore Marine Limited . . . . . . . . . . .                      United Kingdom               100%
Pacific Tidewater Pty. Ltd. . . . . . . . . .                      Australia                    100%
Pan-Marine do Brasil Transportes Ltda . . . .                      Brazil                       100%
Pan-Marine International, Inc.. . . . . . . .                      Cayman Islands               100%
Pental Insurance Co. Ltd. . . . . . . . . . .                      Bermuda                      100%
Point Marine, Inc.  . . . . . . . . . . . . .                      Louisiana                    100%
Provident Marine Ltd. . . . . . . . . . . . .                      Turks & Caicos Is.            50%

                                                                                            PERCENTAGE
                                                                       STATE OR             OF VOTING
                                                                    JURISDICTION OF         SECURITIES
                   NAME                                              INCORPORATION            OWNED
                   ----                                             ---------------         ----------
Quality Shipyards, Inc. . . . . . . . . . . .                       Louisiana                    100%
Remolcadores y Gabarras Remigasa, S.A.  . . .                       Venezuela                     19.9%
Scott Navigation Limited  . . . . . . . . . .                       Isle of Man                  100%
Seaboard Coral Limited  . . . . . . . . . . .                       Scotland                      49.9%
Seaboard Holdings Limited . . . . . . . . . .                       Isle of Man                   49.9%
Seaboard Offshore Group Limited . . . . . . .                       Scotland                      49.9%
Seaboard Offshore Limited . . . . . . . . . .                       Scotland                      49.9%
Seafarer Boat Corporation . . . . . . . . . .                       Louisiana                    100%
Servicios de Abastecimientos Mexicanos,
  S. de R.L. de C.V.  . . . . . . . . . . . .                       Mexico                       100%
Servicios Maritimos del Carmen, S.A. de C.V .                       Mexico                       100%
Servicios Maritimos Ves, S. de R.L. de C.V. .                       Mexico                       100%
Servicios y Representaciones Maritimas
  Mexicanas, S.A. de C. V.  . . . . . . . . .                       Mexico                       100%
Shanghai Zapata Houlder Marine Service                              Peoples Republic
  Corp. Ltd.. . . . . . . . . . . . . . . . .                       of China                      50%
Sin-Hai Offshore Co. Pte. Ltd.. . . . . . . .                       Singapore                     97.5%
Sonatide Marine, Ltd. . . . . . . . . . . . .                       Cayman Islands                49%
S.O.P., Inc.. . . . . . . . . . . . . . . . .                       Louisiana                    100%
Southern Ocean Services Pte. Ltd. . . . . . .                       Singapore                    100%
Sunset Personnel Services Limited . . . . . .                       Cyprus                        49.9%
Sylcon Personnel Services Limited . . . . . .                       Cyprus                       100%
T. Benetee Corporation. . . . . . . . . . . .                       Delaware                     100%
The National Marine Services Company  . . . .                       Abu Dhabi                     40%
Tidewater Caribe, C.A.  . . . . . . . . . . .                       Venezuela                    100%
Tidewater Compression Service, Inc. . . . . .                       Texas                        100%
Tidewater Crewing Limited . . . . . . . . . .                       Cayman Islands               100%
Tidewater Foreign Sales Corporation . . . . .                       Barbados                     100%
Tidewater Marine Alaska, Inc. . . . . . . . .                       Alaska                       100%
Tidewater Marine Atlantic, Inc. . . . . . . .                       Delaware                     100%
Tidewater Marine, Inc.. . . . . . . . . . . .                       Louisiana                    100%
Tidewater Marine International, Inc.. . . . .                       Panama                       100%
Tidewater Marine International Pte. Ltd.  . .                       Singapore                    100%
Tidewater Marine (I.O.M.) Limited. . . . . . . .                    Isle of Man                  100%
Tidewater Marine (Malaysia) Sdn. Bhd. . . . .                       Malaysia                     100%
Tidewater Marine North Sea Limited . . . . . . . .                  United Kingdom               100%
Tidewater Marine Service, C.A.  . . . . . . .                       Venezuela                    100%
Tidewater Marine Service, Inc.. . . . . . . .                       Louisiana                    100%
Tidewater Marine West Indies Limited. . . . .                       Bahama Islands               100%
Tidewater Marine Western, Inc.  . . . . . . .                       Texas                        100%
Tidewater North Sea Safety, Inc.  . . . . . .                       Delaware                     100%
Tidewater Offshore (GP-1984), Inc.. . . . . .                       Delaware                     100%
Tidewater Offshore Limited. . . . . . . . . .                       Scotland                     100%
Tidewater Offshore Services, Inc. . . . . . .                       Delaware                     100%
Tidewater Port Jackson Marine Pty. Ltd. . . .                       Australia                     50%

                                                                                          PERCENTAGE
                                                                     STATE OR             OF VOTING
                                                                  JURISDICTION OF         SECURITIES
                   NAME                                            INCORPORATION            OWNED
                   ----                                           ---------------         ----------
Tidewater Services, Inc.. . . . . . . . . . .                     Louisiana                   100%
Tidewater Venezuela, C.A. . . . . . . . . . .                     Venezuela                   100%
Tidex (Malaysia) Sdn. Bhd . . . . . . . . . .                     Malaysia                    100%
Tidex Nigeria Limited . . . . . . . . . . . .                     Nigeria                      60%
Tidex/OTS Nigeria Limited (unincorporated). .                     Nigeria                      50%
Torrens Ship Builders Pty. Ltd. . . . . . . .                     Australia                    50%
TPJM Nominees Limited . . . . . . . . . . . .                     Vanuatu                      50%
TT Boat Corporation . . . . . . . . . . . . .                     Louisiana                   100%
Twenty Grand Marine Service, Inc. . . . . . .                     Louisiana                   100%
Twenty Grand Offshore, Inc. . . . . . . . . .                     Louisiana                   100%
Zapata Gulf Crews, Inc. . . . . . . . . . . .                     Panama                      100%
Zapata Gulf Indonesia Limited . . . . . . . .                     Vanuatu                      80%
Zapata Gulf Marine Corporation. . . . . . . .                     Delaware                    100%
Zapata Gulf Marine International Limited. . .                     Vanuatu                     100%
Zapata Gulf Marine Operators, Inc.  . . . . .                     Delaware                    100%
Zapata Gulf Pacific, Inc. . . . . . . . . . .                     Delaware                    100%
Zapata Marine Service (Nigeria) Limited . . .                     Nigeria                     100%
Zapata Offshore Marine Service Inc. . . . . .                     Liberia                      50%
Zapata Services (U.K.) Limited  . . . . . . .                     United Kingdom              100%
Zapata Servicos Maritimos Ltda. . . . . . . .                     Brazil                      100%*
Zhong Chang Offshore Marine                                       People's Republic
  Service Co. Ltd.  . . . . . . . . . . . . .                      of China                    50%


* Includes Zapata Gulf Marine Corporation's ownership of 15% of the capital stock and Gulf Fleet Supply Vessels, Inc.'s ownership of 3% of the capital stock.





                                      -3-